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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2002

                             ----------------------

                         COMMISSION FILE NUMBER 1-12584

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
DELAWARE                                SHEFFIELD PHARMACEUTICALS, INC.                      13-3808303
(State of other jurisdiction of     (Exact name of registrant as specified              (I.R.S. Employer
incorporation or organization)                  in its charter)                         Identification No.)
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    14528 South Outer Forty Road, Suite 205, St. Louis, Missouri    63017
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          (Address of principal executive officers)              (Zip Code)

        Registrant's telephone number, including area code (314) 579-9899
                             ----------------------

                                 Not Applicable
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 9. REGULATION FD DISCLOSURE

     Sheffield Pharmaceuticals, Inc. (the "Company"), a Delaware corporation, is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 includes a certification signed by the Company's Chief Executive Officer and Chief Financial Officer as required pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the Quarterly Report on Form 10-Q for the period ending June 30, 2002.

Note: The information in this report (including Exhibit 99.1) is furnished under
Item 9 pursuant to 18 U.S.C. Section 1350 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

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Exhibit Number             Description
    99.1 Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  August 14, 2002               By: /s/ Thomas M. Fitzgerald
                                          --------------------------------------
                                      Thomas M. Fitzgerald
                                      President and Chief Executive Officer



                                      By: /s/ Scott A. Hoffmann
                                          --------------------------------------
                                      Scott A. Hoffmann
                                      Vice President and Chief Financial Officer